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                                  UNITED STATES
                                  -------------
                       SECURITIES AND EXCHANGE COMMISSION
                       ----------------------------------
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported)    July 31, 1997





                             PICTURETEL CORPORATION
             (Exact name of Registrant as specified in its charter)


             DELAWARE                       1-9434               04-2835972
             --------                       ------               ----------
(State or other jurisdiction of    (Commission File Number)   (I.R.S. Employer)
 incorporation or organization)                              Identification No.)







100 MINUTEMAN ROAD, ANDOVER, MA.                                       01810
--------------------------------                                       -----
(Address of Principal Executive Offices)                             (Zip Code)



Registrant's telephone number:                                      508-292-5000
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Item 5.  Other Events


     On July 22, 1997, pursuant to the Agreement and Plan of Merger dated as of April 15, 1997, as amended, (so as amended, the "Agreement"), among the Registrant, ML Acquisition Corp. and MultiLink, Inc. ("MultiLink"), Registrant acquired MultiLink. MultiLink was acquired in exchange for 3,578,026 shares of Registrant's Common Stock, of which 286,242 shares will be held in escrow. The Registrant is accounting for the transaction as a pooling of interests.

A copy of Registrant's press release is filed as an exhibit hereto and incorporated by reference herein. The execution of the Agreement was reported by the Registrant on April 18, 1997.




Item 7. Exhibits:

     1.   Form of press release dated July 22, 1997.

     2. Agreement and Plan of Merger (incorporated by reference to Exhibit 1 to Registrant's Form 8-K filed April 18, 1997).



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                                  SIGNATURE
                                  ---------


     Pursuant to the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.






                                  PICTURETEL CORPORATION





                              Richard B. Goldman
                              --------------------------------------------
                              Vice President, Chief Financial Officer
                              (Principal Financial and Accounting Officer)
                              July 31, 1997